UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2026

Diamond Hill Investment Group, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-24498	65-0190407
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

325 John H. McConnell Blvd, Suite 200

Columbus, Ohio 43215

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 255-3333

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	DHIL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On April 22, 2026, pursuant to the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 10, 2025, among Diamond Hill Investment Group, Inc., an Ohio corporation (the “Company”), First Eagle Investment Management, LLC, a Delaware limited liability company (“Purchaser”), and Soar Christopher Holdings, Inc., an Ohio corporation and a wholly owned subsidiary of Purchaser (“Merger Sub”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Purchaser.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of the Company’s common stock, without par value (“Company Common Shares” and each, a “Company Common Share”) (including each Company Restricted Share (as defined below), but excluding any Company Common Shares held by Purchaser, Merger Sub or any other subsidiary of Purchaser or the Company and any Company Common Shares as to which appraisal rights have been properly exercised in accordance with Ohio law), was canceled and retired and converted into the right to receive $175.00 per share in cash, without interest and subject to deduction for any required tax withholding (the “Merger Consideration”). Aside from the Company Common Shares, there were no other classes or series of the Company’s stock outstanding at the Effective Time.

Effective as of immediately prior to the Effective Time, the restrictions on each then-outstanding restricted Company Common Share that was subject to vesting or forfeiture granted under the Company’s 2014 Equity and Cash Incentive Plan, 2022 Equity and Cash Incentive Plan, and 2025 Equity and Cash Incentive Plan, (each, as amended from time to time, a “Company Stock Plan,” and each such restricted share, a “Company Restricted Share”) lapsed, and each Company Restricted Share was treated at the Effective Time the same as, and had the same rights and was subject to the same conditions as, each outstanding Company Common Share not subject to any restrictions, subject to any withholding taxes required by applicable law.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1, to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

Concurrently with the closing of the Merger, the Company discharged all obligations and terminated all credit commitments, security interests and other liens outstanding under that certain Credit

Agreement, dated as of March 19, 2019 (as amended, amended and restated, modified, supplemented or waived from time to time), by and among the Company, Diamond Hill Capital Management, Inc., an Ohio corporation, and The Huntington National Bank, a national banking association.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction and Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the consummation of the Merger, the Company requested that the Nasdaq Global Select Market (“Nasdaq”) suspend trading of Company Common Shares on Nasdaq and remove Company Common Shares from listing on Nasdaq, in each case, prior to the opening of the market on April 22, 2026. The Company also requested that Nasdaq file a notification of removal from listing of Company Common Shares on Form 25 with the SEC. As a result, no Company Common Shares will be listed on Nasdaq.

The Company intends to file Form 15 with the SEC to terminate the registration of Company Common Shares under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act following the effectiveness of such Form 25.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 1.02, Item 2.01, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of Company Common Shares immediately prior to the Effective Time ceased to have any rights as a Company shareholder other than the right to receive the Merger Consideration pursuant to the Merger Agreement.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introduction, Item 1.02, Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, a change in control of the Company occurred, and the Company is now a wholly-owned subsidiary of Purchaser. Purchaser obtained the funds necessary to fund the Merger through a combination of cash on hand and debt financing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time and as a result of the completion of the Merger, the directors of Merger Sub became the sole directors of the Company. Accordingly, as of the Effective Time and in accordance with the Merger Agreement, the following persons, constituting all the directors of the Company immediately prior to the completion of the Merger, voluntarily resigned from the board of directors of the Company (the “Board”) and the committees of the Board on which they served, if any, immediately prior to the Effective Time: Heather E. Brilliant, Richard S. Cooley, Gordon B. Fowler, Austin Hawley, Paula R. Meyer, Diane C. Nordin, Nicole R. St. Pierre and L’Quentus Thomas.

Additionally, as of the Effective Time and as a result of the completion of the Merger, the officers of Merger Sub became the sole officers of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.02, Item 2.01, Item 3.03, Item 5.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the articles of incorporation of the Company were amended and restated and, as so amended and restated, shall be the articles of incorporation of the Company until further amended. In addition, the code of regulations of Merger Sub in effect at the Effective Time became the code of regulations of the Company (except that references to the name of Merger Sub were replaced by reference to the name of the Company). Copies of the Company’s amended and restated articles of incorporation and code of regulations are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On April 22, 2026, Purchaser and the Company issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

Item 9.01.	Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of December 10, 2025, among Diamond Hill Investment Group, Inc., First Eagle Investment Management, LLC, and Soar Christopher Holdings, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Diamond Hill Investment Group, Inc. 8-K (File No. 000-24498) filed on December 11, 2025).*

3.1	Amended and Restated Articles of Incorporation of Diamond Hill Investment Group, Inc., dated April 22, 2026.

3.2	Amended and Restated Code of Regulations of Diamond Hill Investment Group, Inc., dated April 22, 2026.

99.1	Press Release, dated April 22, 2026.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

______________

*	Schedules and similar attachments have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or similar attachment will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2026	DIAMOND HILL INVESTMENT GROUP, INC.

	By:	/s/ David P. O’Connor
David P. O’Connor, General Counsel and Secretary